UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261

(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2024, Sonoco Products Company, a South Carolina corporation (the “Company”), entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with TOPPAN Holdings Inc., a Japanese corporation (“Buyer”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Buyer will acquire the Thermoformed and Flexibles packaging business and Trident business (collectively, the “Business”) of the Company (collectively, the “Transaction”). Under the Purchase Agreement, the aggregate purchase price for the Transaction is $1.8 billion, on a cash-free and debt-free basis and subject to customary adjustments contemplated by the Purchase Agreement.

The Purchase Agreement contemplates that the parties will enter into certain other ancillary agreements as of the closing of the Transaction, including a transition services agreement, pursuant to which the Company will provide specified services and licenses to Buyer following the closing of the Transaction in connection with Buyer’s operation of the Business.

The Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Transaction is subject to customary closing conditions, including the expiration, termination or receipt of the applicable waiting period or clearances, as applicable, under certain specified antitrust laws.

The Purchase Agreement also provides for customary termination rights for both parties, including, among other things, the ability of either the Company or Buyer to terminate the Purchase Agreement if the Transaction has not been consummated on or before June 18, 2025, subject to up to two automatic three-month extensions under certain specified circumstances. The Transaction is expected to close in the first half of 2025.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement is not intended to provide any other factual information about the Transaction. The representations, warranties, and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Item 7.01	Regulation FD Disclosure.

On December 18, 2024, the Company issued a press release, announcing the transactions described in this report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 hereto with respect to the proposed Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “accelerate,” “committed,” “enable,” “ensure,” “expect,” “future,” “will,” or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 hereto include, but are not limited to, the Transaction and the anticipated timing thereof; the anticipated effects of the divestiture on the Company’s portfolio simplification strategy, streamlining of the Company’s organizational structure, and capital investments in the Company’s remaining businesses; and the Company’s expected use of the net proceeds of the divestiture.

Forward-looking statements contained in this Current Report on Form 8-K and Exhibit 99.1 hereto are made based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning our future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things: risks related to the Transaction, including that the Transaction will not be completed on the timing or terms the Company anticipates, or at all; the ability to receive regulatory approvals for the Transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Transaction; the Company’s ability to realize anticipated benefits of the Transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the Transaction on relationships with employees, clients and other third parties; the Company’s ability to execute on its strategy, including with respect to portfolio simplification, organizational streamlining, and capital investments, and achieve the benefits it expects therefrom; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

	Exhibit No.	Description of Exhibit
	2.1*	Share and Asset Purchase Agreement, dated as of December 18, 2024, by and between Sonoco Products Company and TOPPAN Holdings Inc.
	99.1	Press release, dated as of December 18, 2024.
	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*

Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 18, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer